Securities Act Registration No. 333-108394 Investment Company Act Reg. No. 811-21422

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 5 and/or	[X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 6	[X]
(Check appropriate box or boxes.)

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

20 North Clark Street 34th Floor Chicago, Illinois	60602-4109
(Address of Principal Executive Offices)	(Zip Code)

(312) 368-1442
(Registrant's Telephone Number, including Area Code)

Donna J. Noble Lotsoff Capital Management 20 North Clark Street 34th Floor Chicago, Illinois 60602-4109	Copy to: Richard L. Teigen Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[x]	on January 31, 2007 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S
January 31, 2007

Lotsoff Capital Management Investment Trust

        Lotsoff Capital Management Investment Trust (the “Lotsoff Funds”) is a family of no load mutual funds consisting of:

•	The Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”), a stock fund seeking long-term capital appreciation by investing mainly in common stocks of U.S. companies with market capitalizations that are below $500 million at the time of initial purchase. In view of this, the Micro Cap Fund may be subject to above-average risk.

•	The Lotsoff Capital Management Active Income Fund (the “Active Income Fund”), an income fund seeking to provide high current income and capital appreciation by investing primarily in U.S. fixed income and floating rate securities, both investment and non-investment grade credit quality. The Active Income Fund is actively managed and may invest in derivatives. In view of this, the Active Income Fund may be subject to above-average risk.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Lotsoff Funds invest and the services they offer to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
Lotsoff Capital Management	Questions Every Investor Should Ask Before
Investment Trust	Investing in the Lotsoff Funds	2
20 North Clark Street	MicroCap Fund Investment Objective and Strategies	14
34th Floor	Active Income Fund Investment Objective and Strategies	16
Chicago, Illinois 60602-4109	Disclosure of Portfolio Holdings	18
Toll Free: 877-568-7633 (LOTSOFF)	Management of the Lotsoff Funds	18
Local:(312) 368-1442	The Lotsoff Fund's Share Price	19
	Purchasing Shares	20
	Redeeming Shares	23
	Dividends, Distributions and Taxes	27
	Financial Highlights	28
	Share Purchase Application	n/a

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE LOTSOFF FUNDS

Lotsoff Capital Management Micro Cap Fund

1.	What are the Micro Cap Fund’s Goals?

The Micro Cap Fund seeks long-term capital appreciation.

2.	What are the Micro Cap Fund’s Principal Investment Strategies?

The Micro Cap Fund invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $500 million at the time of initial purchase (“micro cap companies”).

The micro cap sector of the U.S. equity market is comprised of the smallest public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Micro Cap Fund’s investment adviser, Lotsoff Capital Management (the “Adviser”), uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. The Adviser will generally sell a portfolio security when the Adviser believes:

•	the security has achieved its value potential;
•	changing fundamentals signal a deteriorating value potential; or
•	other micro cap securities have a better performance potential.

The Micro Cap Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

3.	What are the Principal Risks of Investing in the Micro Cap Fund?

Investors in the Micro Cap Fund may lose money. There are risks associated with the types of securities in which the Micro Cap Fund invests. These risks include:

•	Micro Cap Companies:

Micro cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro cap company stocks are more volatile than those of larger companies. Thus, the Micro Cap Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro cap company stocks may vary, sometimes significantly, from the returns of the overall market. Micro cap companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of micro cap companies are thinly traded, and purchases and sales may result in higher transactions costs.

•	Manager Risk:

How the Adviser manages the Micro Cap Fund will affect the Micro Cap Fund’s performance. The Micro Cap Fund may lose money if the Adviser’s investment strategy does not achieve the Micro Cap Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Common Stocks:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Micro cap companies are especially sensitive to these factors.

•	Market Timing Risk:

Frequent purchases and redemptions of Micro Cap Fund shares by a shareholder may harm other Micro Cap Fund shareholders by interfering with the efficient management of the Micro Cap Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. Because there may be less liquidity in the micro cap company stocks in which the Micro Cap Fund invests, the Micro Cap Fund may be subject to a greater risk of market timing activities than other equity mutual funds. The Board of Trustees of the Lotsoff Funds has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds. However, the officers of the Lotsoff Funds receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Lotsoff Funds will report to the Board of Trustees any such unusual trading in shares of the Funds that is disruptive to the Funds. In such event, the Board of Trustees of the Lotsoff Funds may reconsider its decision not to adopt market timing policies and procedures.

4.	How has the Micro Cap Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Micro Cap Fund by showing changes in the Micro Cap Fund’s performance from year to year and how its average annual returns over various periods compare to those of the Russell 2000 Index and the Russell Micro Cap Index. Please remember that the Micro Cap Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the three year period shown on the bar chart, the Micro Cap Fund’s highest total return for a quarter was 16.01% (quarter ended December 31, 2004) and the lowest return for a quarter was -7.44% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

	1 Year	Since Inception(1)
Return Before Taxes	13.75%	11.63%
Return After Taxes on Distribution (2)	12.26%	10.54%
Return After Taxes on Distributions and Sale	10.28%	9.69%
of Shares (2)
Russell 2000 Index (3)	18.37%	13.86%
Russell Micro Cap Index (4)	16.54%	11.61%

(1)     The Micro Cap Fund commenced operations on November 7, 2003.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Micro Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Russell 2000 Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(4)     The Russell Micro Cap Index measures the performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Micro Cap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities.

Fees and Expenses of Micro Cap Fund

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Micro Cap Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Micro Cap Fund assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.29%

(1)     The Micro Cap Fund’s transfer agent charges a fee of $13 for each wire redemption and $15 for each redemption check sent via overnight delivery.

Micro Cap Fund Example

        This Example is intended to help you compare the cost of investing in the Micro Cap Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Micro Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Micro Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

Lotsoff Capital Management Active Income Fund

1.	What are the Active Income Fund’s Goals?

The Active Income Fund seeks to provide high current income and capital appreciation.

2.	What are the Active Income Fund’s Principal Investment Strategies?

The Active Income Fund invests primarily in U.S. fixed income and floating rate securities. These securities are rated by at least one of the three major nationally recognized statistical ratings organizations, with the rating representing the rating agency’s current opinion of the creditworthiness of the issuer. The Active Income Fund invests in securities of any credit rating, including securities with credit ratings below investment grade, “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. The Active Income Fund is not limited with respect to its portfolio maturity or duration.

As part of the Active Income Fund’s principal investment strategy, it will engage in short-term transactions to take advantage of the spreads in the market between callable and non-callable debt, between low and high quality credit instruments, and between various maturities along the yield curve. In addition, as part of its principal investment strategy the Active Income Fund may engage in short-term trading of portfolio securities.

From time to time, the Active Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Active Income Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure.

The Active Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, such as interest rate risk, and who can accept the fact that there will be principal fluctuation.

3.	What are the Principal Risks of Investing in the Active Income Fund?

Investors in the Active Income Fund may lose money. There are risks associated with the types of securities in which the Active Income Fund invests. These risks include:

•	Interest Rate Risk:

Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Active Income Fund’s share price. The longer the Active Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call Risk:

Somebonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Active Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit Risk:

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Active Income Fund’s share price. The Active Income Fund, in addition to investing in investment grade bonds, may also invest in junk bonds, which involve greater credit risk, including the risk of default. The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.

•	Manager Risk:

How the Adviser manages the Active Income Fund will affect the Active Income Fund’s performance. The Active Income Fund may lose money if the Adviser’s investment strategy does not achieve the Active Income Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:

The securities in which the Active Income Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market.

•	Liquidity Risk:

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Active Income Fund’s share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•	Market Sector Risk:

The Active Income Fund’s overall risk level will depend on the market sectors in which the Active Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Active Income Fund may overweight or underweight certain companies, industries or market sectors, which may cause the Active Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Prepayment and Extension Risk:

When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Active Income Fund’s potential price gain in response to falling interest rates, reduce the Active Income Fund’s yield, or cause the Active Income Fund’s share price to fall. When interest rates rise, the effective duration of the Active Income Fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Active Income Fund’s sensitivity to rising rates and its potential for price declines.

•	Short Sale Risk:

The Active Income Fund may make short sales, which involves selling a security it does not own, in anticipation that the security’s price will decline. Short sales expose the Active Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Active Income Fund.

•	Derivatives Risk:

A small investment in derivatives could have a potentially large impact on the Active Income Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Active Income Fund will not correlate with the Active Income Fund’s other investments. Further, the Active Income Fund will invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

•	Non-Diversification Risk:

The Active Income Fund is a non-diversified investment company. As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Active Income Fund invests perform poorly, the Active Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	Market Timing Risk:

Frequent purchases and redemptions of Active Income Fund shares by a shareholder may harm other Active Income Fund shareholders by interfering with the efficient management of the Active Income Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Board of Trustees of the Lotsoff Funds has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds. However, the officers of the Lotsoff Funds receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Lotsoff Funds will report to the Board of Trustees any such unusual trading in shares of the Funds that is disruptive to the Funds. In such event, the Board of Trustees of the Lotsoff Funds may reconsider its decision not to adopt market timing policies and procedures.

•	High Portfolio Turnover:

The Active Income Fund will engage in short-term trading. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Active Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Active Income Fund’s after-tax performance. The Active Income Fund’s portfolio turnover rate will likely exceed 100% per year.

4.	How has the Active Income Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Active Income Fund by showing the Active Income Fund’s performance for the 2006 calendar year and how its average annual returns over various periods compare to those of the Citigroup 3-Month T-Bill Index. Please remember that the Active Income Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the one year period shown on the bar chart, the Active Income Fund’s highest total return for a quarter was 1.40% (quarter ended March 31, 2006) and the lowest return for a quarter was -0.79% (quarter ended December 31, 2006).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

	1 Year	Since Inception (1)
Return Before Taxes	4.52%	4.35%
Return After Taxes on Distribution (2)	3.43%	3.25%
Return After Taxes on Distributions and Sale	2.94%	3.07%
of Shares (2)
Citigroup 3-Month T-Bill Index (3)	4.76%	4.70%

(1)     The Active Income Fund commenced operations on November 8, 2005.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Micro Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill.

Fees and Expenses of Active Income Fund

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Active Income Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Active Income Fund assets)
Management Fees	0.55%(2)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.43%(2)
Acquired Fund Fees and Expenses	0.02%(3)
Total Annual Fund Operating Expenses	1.00%(2)

(1)     The Active Income Fund’s transfer agent charges a fee of $13 for each wire redemption and $15 for each redemption check sent via overnight delivery.

(2)     Pursuant to a fee waiver and reimbursement agreement, the Adviser will bear Other Expenses by waiving or reducing its advisory fee, but only to the extent that the Other Expenses exceed 0.45% and are less than or equal to 1.00%. The Active Income Fund will bear Other Expenses to the extent that they are less than 0.45%, or in excess of 1.00% and less than or equal to 2.00%. The Adviser will reimburse the Active Income Fund for Other Expenses in excess of 2.00%. Accordingly, after fee waivers, the Total Annual Operating Expenses in the above table would be 0.99%. The fee waiver and reimbursement agreement may be terminated by the Board of Trustees of the Lotsoff Funds without the consent of the Adviser or by the Adviser with the consent of the Board, provided, however, that in no event may it be terminated without the approval of a majority of the Trustees who are not “interested persons” of the Lotsoff Funds.

(3)     The Active Income Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Active Income Fund, they are not reflected in the Active Income Fund’s financial statements, with the result that the information presented in the Expense Table will differ from that presented in the Financial Highlights.

Active Income Fund Example

        This Example is intended to help you compare the cost of investing in the Active Income Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Active Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Active Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$315	$550	$1,222

MICRO CAP FUND INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

        The Micro Cap Fund seeks long-term capital appreciation through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $500 million at the time of initial purchase. This is a non-fundamental policy. If the Micro Cap Fund decides to change this policy, it will provide 60 days prior written notice of its decision to shareholders.

The Micro Cap Fund’s Principal Investment Strategies

        The micro cap sector of the U.S. equity market is comprised of the smallest public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

        The Adviser uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. To select stocks for the Micro Cap Fund’s portfolio the Adviser will first rank all the stocks of micro cap companies using quantitative models. These models are based upon such factors as real cash flow returns on assets, a company’s rate of asset and earnings growth, the company’s cost of capital and whether the ongoing operation is improving or declining. The Adviser may override the models based on any number of subjective criteria. Once the ranking of these micro cap stocks is completed, the Adviser will evaluate companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The Adviser will then design a portfolio which, in its opinion, will have an expected return potentially greater than the overall economy. There can be no assurance that the Micro Cap Fund will achieve this result.

The Micro Cap Fund’s Non-Principal Investment Strategies

        Ordinarily, the Adviser intends to keep the portfolio fully invested in micro cap stocks; however, the Micro Cap Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Micro Cap Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Micro Cap Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Micro Cap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Micro Cap Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Micro Cap Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. Typically, the Micro Cap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Micro Cap Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (“NAV”). ETFs also have management fees that are part of their costs, and the Micro Cap Fund will indirectly bear its proportionate share of these costs. Generally, the Micro Cap Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Micro Cap Fund typically invests. If greater liquidity is desired, then the Micro Cap Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index and the Standard & Poor’s 400 Midcap Index.

        The Micro Cap Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Micro Cap Fund’s total assets with respect to any one ETF and (c) 10% of the Micro Cap Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Micro Cap Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Micro Cap Fund and all affiliated persons of the Micro Cap Fund; and (b) the Micro Cap Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Micro Cap Fund will not invest more than 15% of its total assets in ETFs.

        The Micro Cap Fund may purchase stock index futures contracts to efficiently manage cash flows into and out of the Micro Cap Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks, in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While the Micro Cap Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. When investing in stock index futures contracts, the Micro Cap Fund will not be investing for long-term capital appreciation.

        Although it seeks to invest for the long term, the Micro Cap Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Micro Cap Fund will not significantly exceed 100%. A turnover rate of 100% would occur, for example, if all of the Micro Cap Fund’s securities were replaced within one year. A turnover rate of 100% or more would result in the Micro Cap Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Micro Cap Fund’s total return. High portfolio turnover could also result in the payment by the Micro Cap Fund’s shareholders of increased taxes on realized gains.

ACTIVE INCOME FUND INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

        The Active Income Fund seeks to provide high current income and capital appreciation primarily through investing in U.S. fixed income and floating rate securities. The Active Income Fund has no limit with respect to its portfolio maturity or duration. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

The Active Income Fund’s Principal Investment Strategies

        The Active Income Fund invests primarily in U.S. fixed income and floating rate securities, both investment and non-investment grade credit quality. As part of its investment strategy, it will engage in short-term transactions to take advantage of the spreads in the market between callable and non-callable debt, between low and high quality credit instruments, between various maturities along the yield curve, and between the short-rate yield differences of different countries.

        The Active Income Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying security, to increase returns, to manage interest rate risk, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the Active Income Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Active Income Fund will not correlate with the Active Income Fund’s other investments. Further, the Active Income Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

        The Active Income Fund has wide flexibility to purchase and sell bonds and to engage in various hedging transactions. Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Active Income Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure.

The Active Income Fund’s Non-Principal Investment Strategies

        In response to adverse market, economic, political or other conditions, the Active Income Fund may take temporary defensive positions. In such circumstances the Active Income Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Active Income Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value. When the Active Income Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Active Income Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Active Income Fund may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. To enhance current income, the Active Income Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Active Income Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions may include U.S. treasury and U.S. agency notes and bonds.

        The Active Income Fund may purchase shares of fixed-income ETFs. All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its NAV. ETFs also have management fees that are part of their costs, and the Active Income Fund will indirectly bear its proportionate share of these costs.

        The Active Income Fund’s investment in fixed-income ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Active Income Fund’s total assets with respect to any one ETF and (c) 10% of the Active Income Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Active Income Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Active Income Fund and all affiliated persons of the Active Income Fund; and (b) the Active Income Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Active Income Fund will not invest more than 15% of its total assets in ETFs.

        The Active Income Fund will engage in short-term trading. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Active Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Active Income Fund’s after-tax performance. The Active Income Fund’s portfolio turnover rate will likely exceed 100% per year.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Statement of Additional Information (“SAI”) for the Lotsoff Funds, which is incorporated by reference into this Prospectus, contains a description of the Lotsoff Funds’ policies and procedures with respect to the disclosure of their portfolio holdings.

MANAGEMENT OF THE LOTSOFF FUNDS

        Lotsoff Capital Management is the investment adviser to the Lotsoff Funds.

The Adviser’s address is:	20 North Clark Street, 34th Floor Chicago, Illinois 60602-4109 Telephone: (312) 368-1442

        The Adviser has been in business since 1981. As the investment adviser to the Lotsoff Funds, the Adviser manages the investment portfolio for the Funds. It makes the decisions as to which securities to buy and which securities to sell. The Micro Cap Fund pays the Adviser a monthly fee based on the Micro Cap Fund’s average daily net assets at an annual rate of 0.95%. The Active Income Fund pays the Adviser a monthly fee based on the Active Income Fund’s average daily net assets at an annual rate of 0.55%. A discussion regarding the basis for the Board of Trustees approving each of the investment advisory agreements with the Adviser is available in the Funds’ annual report to shareholders for the period ended September 30, 2006.

        Joseph N. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Donald W. Reid Ph.D., Senior Portfolio Manager and Director of Equity Research, are the co-portfolio managers for the Micro Cap Fund. As such, they are primarily responsible for the day-to-day management of the portfolio of the Micro Cap Fund. Messrs. Pappo and Reid have been employed by the Adviser as portfolio managers since October 1997. The SAI for the Lotsoff Funds, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Messrs. Pappo and Reid, other accounts managed by them and their ownership of securities in the Micro Cap Fund.

        Yuri Balasanov, Ph.D., Director of Fixed Income, Rommel Badilla, Portfolio Manager, and K.C. Nelson, Portfolio Manager, are the co-portfolio managers for the Active Income Fund. As such, they are primarily responsible (on an equal basis) for the day-to-day management of the portfolio of the Active Income Fund. Also on the team are: Sean Powers, Managing Director and Senior Portfolio Manager, Stephen Kroah, Managing Director and Senior Portfolio Manager and Bruce Liegel, Senior Portfolio Manager. Mr. Balasanov has been employed by the Adviser as the Director of Fixed Income since May 2006. Prior to being employed by the Adviser, Mr. Balasanov was the president and founder of Research Software International, Inc. since 1999, a Lecturer within the Program of Financial Mathematics at the University of Chicago since 1997, and the Director of Quantitative Research and Quantitative Trading for Ritchie Capital Management from 2001 to 2005. Mr. Powers has been employed by the Adviser since April 2000 and is a Managing Director and Senior Portfolio Manager. Mr. Kroah has been employed by the Adviser since February 1999 and is a Managing Director and Senior Portfolio Manager. Mr. Liegel has been employed by the Adviser since September 2003 and is a Senior Portfolio Manger. Prior to being employed by the Adviser, Mr. Liegel was self-employed as an independent trader from 1997 to 2000, and a senior commodity manager for Corn Products International from 1998 to 2003. Mr. Badilla has been employed by the Adviser as a portfolio manager since May 2005. Prior to being employed by the Adviser, Mr. Badilla was employed by Aames Investment Corporation as a portfolio manager from 2004 to 2005 and by Banc of America Capital Management as a portfolio manager from 2000 to 2004 (he also was a director of Banc of America during this period). Mr. Nelson has been employed by the Adviser since April 2006 and is a Portfolio Manager. Prior to being employed by the Adviser, Mr. Nelson was employed by Akela Capital as a junior portfolio manager from 2003 to 2006 and by Anderson Corporate Finance LLC as an associate from 1999 to 2002. The Statement of Additional Information for the Lotsoff Funds, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Messrs. Balasanov, Powers, Kroah, Liegel, Badilla and Nelson, other accounts managed by them and their ownership of securities in the Active Income Fund.

        David A. Hershey, Senior Managing Director and Executive Portfolio Manager, and Rommel Badilla, Portfolio Manager, are the co-portfolio managers for the Active Income Fund. As such, they are primarily responsible for the day-to-day management of the portfolio of the Active Income Fund. Mr. Hershey has been employed by the Adviser as a portfolio manager since 1989. Prior to joining the Adviser, Mr. Hershey worked in the banking industry for six years, which included a position as a bank examiner for the Federal Home Loan Bank in Washington, D.C. and a position as a Treasurer for Peoples Savings Bank of Chicago, Illinois. Mr. Badilla has been employed by the Adviser as a portfolio manager since May 2005. Prior to being employed by the Adviser, Mr. Badilla was employed by Aames Investment Corporation as a portfolio manager from 2004 to 2005 and by Banc of America Capital Management as a portfolio manager from 2000 to 2004 (he also was a director of Banc of America during this period). The SAI for the Lotsoff Funds, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Messrs. Badilla and Hershey, other accounts managed by them and their ownership of securities in the Active Income Fund.

THE LOTSOFF FUNDS’ SHARE PRICE

        The price at which investors purchase shares of the Lotsoff Funds and at which shareholders redeem shares of the Funds is called the NAV. The Adviser normally calculates the NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is closed on national holidays, Good Friday and weekends. The Adviser calculates the NAV based on the market prices of the securities held by the Lotsoff Funds (other than money market instruments, which are generally valued at amortized cost, as explained below). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Lotsoff Fund’s Board of Trustees.

        Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. Other types of securities that the Lotsoff Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (“SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Lotsoff Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their NAV per share.

        The Lotsoff Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the Exchange is open at the NAV determined later that day. They will process purchase orders and redemption orders that they receive in good order after the close of regular trading on the Exchange at the NAV calculated on the next day the Exchange is open.

PURCHASING SHARES

How to Purchase Shares from the Lotsoff Funds

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	All Accounts	$25,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 1,000

•	All other accounts	$ 5,000

The Lotsoff Funds may accept initial investments of (i) not less than $5,000 from investors who are related to or affiliated with shareholders who have invested $25,000 in the Lotsoff Funds and (ii) not less than $1,000 from Trustees of the Lotsoff Funds and employees and officers of the Adviser.

3.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Lotsoff Funds have additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633.

4.	Make your check payable to “Lotsoff Capital Management Investment Trust.” All checks must be drawn on U.S. banks. The Lotsoff Funds will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the transfer agent for the Lotsoff Funds (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Lotsoff Funds as a result. The Lotsoff Funds may redeem shares you own as reimbursement for any such losses. The Lotsoff Funds reserve the right to reject any purchase order for shares of the Funds.

5.	Send the application and check to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Investment Trust 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

6.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Lotsoff Capital Management Investment Trust
Account # 9871063100
For further credit to:
        {Name of the Fund to be purchased}
        {Investor Account # _______}
        {Name or Account Registration}
{Social Security or Taxpayer Identification Number}

        Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the Exchange for you to receive same day pricing. The Lotsoff Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Lotsoff Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Lotsoff Funds or the Adviser.

        The Lotsoff Funds may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Lotsoff Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Lotsoff Funds.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Lotsoff Funds.

•	Charge fees for the services they provide to their customers. Also, the Lotsoff Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be authorized to accept purchase orders on behalf of the Lotsoff Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Lotsoff Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Lotsoff Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Lotsoff Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Lotsoff Funds within the period specified in its agreement with the Lotsoff Funds, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

        You can open an automatic investment plan with an initial investment of $25,000 and a minimum of $1,000 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Lotsoff Funds. You can terminate the automatic investment plan at any time by calling UMBFS at 1-877-568-7633 at least five business days before your next scheduled withdrawal date. Your automatic investment plan will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your automatic investment plan. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Fund

        The Lotsoff Funds may reject any purchase application for any reason. The Lotsoff Funds will not accept any purchase orders by telephone. The Lotsoff Funds will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares. However, automatic investment plan transactions are confirmed on a quarterly basis.

        If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	the name of the Fund(s)

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Lotsoff Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000.

•	The redemption proceeds are to be sent to a person(s) other than the person(s) in whose name the shares are registered.

•	The redemption proceeds are to be sent to an address other than the address of record.

•	The Lotsoff Funds receive the redemption request within 30 business days of an address change.

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the Exchange. A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Investment Trust 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined NAV after UMBFS receives your written request in good order with all required information; or

•	If the Lotsoff Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Lotsoff Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Lotsoff Funds may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

        Frequent purchases and redemptions of shares of either of the Lotsoff Funds by a shareholder may harm other shareholders of the applicable Fund by interfering with the efficient management of that particular Fund, increasing brokerage and administrative costs, and potentially diluting the value of their shares. In particular, the Micro Cap Fund may be subject to a greater risk of market timing activity because there may be less liquidity in the micro cap company stocks in which the Micro Cap Fund invests. Notwithstanding any of the foregoing, the Board of Trustees of the Lotsoff Funds has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds for either of the Funds. The Board of Trustees believes this is appropriate because to date neither the Micro Cap Fund nor the Active Income Fund has experienced frequent purchases and redemptions of shares that have been disruptive to the Micro Cap Fund or the Active Income Fund, as the case may be.

        In making the determination not to adopt market timing policies and procedures, the Board of Trustees, among other things, took note of the fact the Micro Cap Fund invests in stocks of micro cap companies where the harm to the Micro Cap Fund from frequent purchases and redemptions of its shares may be greater than if the Micro Cap Fund invested in stocks of large cap companies. (The Active Income Fund will not be subject to this increased risk of market timing.) Because of the nature of the Micro Cap Fund’s investments, in particular, and because of market timing risk generally, the Board of Trustees has instructed the officers of the Lotsoff Funds to review reports of purchases and redemptions of shares of both of the Funds on a regular basis to determine if there is any unusual trading in shares of either of the Funds. The officers of the Lotsoff Funds will report to the Board of Trustees any such unusual trading in shares of either of the Funds that is disruptive to the applicable Fund. In such event, the Board of Trustees of the Lotsoff Funds may reconsider its decision not to adopt market timing policies and procedures with respect to one or both of the Funds.

        This policy does not affect the Lotsoff Funds’ right to reject any purchase request. The Lotsoff Funds reserve the right to modify this policy at any time as they deem fit, and as may be required by regulatory requirements.

Other Redemption Considerations

        When redeeming shares of the Lotsoff Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the 1940 Act, the Lotsoff Funds may delay the payment of redemption proceeds for up to seven calendar days in all cases. It is the Lotsoff Funds’ normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by Electronic Funds Transfer or wire.

•	If you purchased shares by check, the Lotsoff Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•	UMBFS currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers. UMBFS charges $15 for redemption checks sent via overnight delivery.

•	The Lotsoff Funds may pay redemption requests “in kind.” This means that the Lotsoff Funds may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

        All account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Lotsoff Funds reserve the right to close your account when redemption activity leaves your account with a balance below $5,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Micro Cap Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Active Income Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Lotsoff Funds.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

        The distributions of the Lotsoff Funds, whether received in cash or additional shares of the Funds, may be subject to federal and state income tax. The distributions of the Micro Cap Fund may be taxed as ordinary income, qualified dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). Ordinarily, the distributions of the Active Income Fund will be taxed as ordinary income. In managing the Lotsoff Funds, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Micro Cap Fund’s and Active Income Fund’s financial performance for the periods that they have been operating. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Micro Cap Fund or Active Income Fund (assuming reinvestment of all dividends and capital gains distributions). The financial highlights for the Micro Cap Fund and for the Active Income Fund for the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The report of Deloitte & Touche LLP, along with the Micro Cap Fund’s and Active Income Fund’s financial statements, are included in the Micro Cap Fund’s and Active Income Fund’s annual report, which is available upon request.

Lotsoff Capital Management Micro Cap Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005	November 7, 2003* to September 30, 2004
PER SHARE DATA:
Net asset value, beginning of period	$12.02	$10.32	$10.00
Income from investment operations:
Net investment loss	(0.05)	(0.09)	(0.09)
Net realized and unrealized gain on investments	0.57	2.06	0.41

Total from investment operations	0.52	1.97	0.32

Less distributions to shareholders from:
Net realized gains	(0.64)	(0.27)	--

Net asset value, end of period	$11.90	$12.02	$10.32

TOTAL RETURN	4.48%	19.19%	3.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$129,760	$83,912	$47,732
Ratio of total expenses to average net assets	1.29%	1.44%	1.76%
Ratio of net investment loss to average net assets	(0.56)%	(0.93)%	(1.08)
Portfolio turnover rate	75%	72%	64%

* Inception.

(1) Not annualized.

(2) Annualized

Lotsoff Capital Management Active Income Fund

	November 8, 2005* to September 30, 2006
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.23
Net realized and unrealized gain on investments	0.18

Total from investment operations	0.41

Less distributions to shareholders from:
Net investment income	(0.04)

Net asset value, end of period	$10.37

TOTAL RETURN	4.16	%(1)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$93,604
Ratio of total expenses to average net assets less waivers	0.95	%(2)
Ratio of total expenses to average net assets before waivers	0.98	%(2)
Ratio of net investment income to average net assets, net of waivers	3.48	%(2)
Ratio of net investment income to average net assets, before waivers	3.45	%(2)
Portfolio turnover rate	363	%(1)

* Inception.

(1) Not annualized.

(2) Annualized

Lotsoff Capital Management and

Lotsoff Capital Management Investment Trust

Privacy Policy

        Under the provisions of regulations stemming from the Gramm-Leach-Bliley Act, financial institutions like Lotsoff Capital Management and the Lotsoff Capital Management Investment Trust are required to provide privacy policy notices to their clients. We believe that protecting the privacy of your non-public personal information is of the utmost importance, and we are committed to maintaining the privacy of your non-public personal information in our possession. As required by the rules, we are providing you with the following information.

Information We Collect:

        We collect non-public personal information about you from the following sources:

•	Information we receive from you on managed account agreements or fund subscription documents, as well as other applications and forms (for example, name, address, Social Security Number, birth date, assets, income, and investment experience);

•	Information about your transactions with us (for example, account activity and balances); and

•	Information we collect electronically when you visit our web site.

Information We Disclose:

        We do not disclose any non-public personal information about our customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to our accountants, attorneys and auditors, or otherwise as permitted by law.

Protection of Information:

        We restrict access to non-public personal information about you to our personnel who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural controls to safeguard your non-public personal information, and customer and account information is disposed of in a manner that makes it impossible or impracticable to reconstruct. Finally, relationships with the vendors that may come into contact with customer data are structured so as to ensure confidentiality of that information

Not Part of the Prospectus

        To learn more about the Lotsoff Funds, you may want to read the Funds’ SAI, which contains additional information about the Funds. The Lotsoff Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        You also may learn more about the Lotsoff Funds’ investments by reading the Funds’ annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Lotsoff Funds during the last fiscal year.

        The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633. The Lotsoff Funds do not have an Internet web site and, therefore, they do not make their SAI and annual and semi-annual reports available on the Internet.

        Prospective investors and shareholders who have questions about the Lotsoff Funds may also call the following number or write to the following address:

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181 Telephone: 1-877-568-7633

        The general public can review and copy information about the Lotsoff Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Lotsoff Funds are also available at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Lotsoff Funds’ Investment Company Act File No. 811-21422 when seeking information about the Funds from the SEC.

STATEMENT OF ADDITIONAL INFORMATION
Dated January 31, 2007

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST:

LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

LOTSOFF CAPITAL MANAGEMENT ACTIVE INCOME FUND

20 North Clark Street
34th Floor
Chicago, Illinois 60602-4109
Toll Free: 1-877-568-7633

        This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated January 31, 2007 of Lotsoff Capital Management Investment Trust (the “Trust”), formerly known as Lotsoff Capital Management Equity Trust, relating to its two portfolios: Lotsoff Capital Management Micro Cap Fund and Lotsoff Capital Management Active Income Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

        The following financial statements are incorporated by reference from the 2006 Annual Report of the Trust (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on December 8, 2006:

Schedule of Investments (for each fund)
Statement of Assets and Liabilities (for each fund)
Statement of Operations (for each fund)
Statement of Changes in Net Assets (for each fund)
Financial Highlights (for each fund)
Notes to the Financial Statements (combined for Trust)
Report of Independent Registered Public Accounting Firm (combined for Trust)

        Shareholders may obtain a copy of the Annual Report and Semi-Annual Report, without charge, by calling 1-877-568-7633.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 31, 2007, and, if given or made, such information or representations may not be relied upon as having been authorized by Lotsoff Capital Management Investment Trust.

        This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        The Lotsoff Capital Management Investment Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has two portfolios (each a “Fund”, and, collectively, the “Funds”): Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”) and Lotsoff Capital Management Active Income Fund (the “Active Income Fund”). The Micro Cap Fund is a diversified fund. The Active Income Fund is a non-diversified fund, which means the Active Income Fund can invest more of its assets in a smaller number of issuers than a diversified fund. The Trust was organized as a Delaware statutory trust on August 28, 2003. Prior to June 1, 2005, the Trust was named “Lotsoff Capital Management Equity Trust”.

INVESTMENT RESTRICTIONS

        The Trust has adopted the following restrictions applicable to the Funds as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Fund in question. Under the 1940 Act, approval of the holders of a “majority” of a Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to a Fund’s borrowing of money.

        Neither of the Funds may:

        1.     Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Micro Cap Fund’s total assets may be invested without regard to these limitations and up to 50% of the value of the Active Income Fund’s total assets may be invested without regard to these limitations).

        2.     Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, and various options on swaps and futures contracts shall not constitute borrowing.)

        3.     Invest in real estate (although each Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that each Fund may invest in financial futures contracts, options thereon, and other similar instruments.

        4.     Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

        5.     Invest in companies for the primary purpose of acquiring control or management thereof.

        6.     Purchase securities on margin. However, each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and each Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

        7.     Sell securities short and write put and call options to an extent not permitted by the 1940 Act.

        8.     Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

        9.     Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

        10.     Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities (or the purchase of any type of debt obligation by the Active Income Fund) and securities of a type normally acquired by institutional investors and that each Fund may lend its portfolio securities.

        11.     Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this SAI, the 1940 Act permits each Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent a Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

        The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to a Fund’s investments in illiquid securities. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

        1.     Neither Fund will invest more than 15% of the value of its net assets in illiquid securities.

        2.     Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

        3.     In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Micro Cap Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase (“micro cap companies”). If the Board of Trustees of the Trust determines to change this non-fundamental policy for the Micro Cap Fund, the Micro Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

        Each Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval. If the Board of Trustees of the Trust determines to change the investment objective for either of the Funds, the applicable Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

INVESTMENT OBJECTIVE

Micro Cap Fund

        The Micro Cap Fund’s investment objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of micro cap companies. The Micro Cap Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of micro cap companies. From time to time, the Micro Cap Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Micro Cap Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Micro Cap Fund does not intend to invest in any security that, at the time of purchase, is not readily marketable. The Micro Cap Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Micro Cap Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Micro Cap Fund to take advantage of investment opportunities.

Active Income Fund

        The Active Income Fund seeks to provide high current income and capital appreciation. It invests primarily in U.S. fixed income and floating rate securities, both investment and non-investment grade credit quality (the Active Income Fund will not invest in bonds in default). The Active Income Fund may also invest in dollar denominated and non-dollar denominated bonds issued outside of the U.S., engage in short sales, utilize derivatives, such as options and futures, and effect short-term transactions such as forward roll transactions (with respect to forward roll transactions, the Active Income Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements). The Active Income Fund has no limit with respect to its portfolio maturity or duration. The Active Income Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Active Income Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit it to pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies and Risks Respecting the Micro Cap Fund

        Because the Micro Cap Fund intends to invest mainly in common stocks of micro cap companies, an investment in the Micro Cap Fund is subject to greater risks than those of funds that invest in larger companies.

        Investments in micro cap companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Further, relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Moreover, such companies may be unable to compete with larger companies, which have more resources. Lastly, such companies may not have access to adequate financing resulting in a higher risk of insolvency.

        Relative to large companies, equity securities of micro cap companies are generally thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Micro Cap Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value (“NAV”) of the Micro Cap Fund may fluctuate significantly. Accordingly, the Micro Cap Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a fund.

Principal Investment Strategies and Risks Respecting the Active Income Fund

        The Active Income Fund invests primarily in U.S. fixed income and floating rate securities, both investment and non-investment grade credit quality. The Active Income Fund is actively managed and may invest in derivatives, including for speculative purposes. In view of this, the Active Income Fund may be subject to above-average risk.

        The Active Income Fund may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

        Derivatives. From time to time, the Active Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets. For a more detailed discussion of derivatives, please see the section entitled “Derivatives” below.

        Short Sales. The Active Income Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

        Until the Active Income Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

        Corporate Debt Securities. The Active Income Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Active Income Fund can invest in corporate securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

        The Active Income Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Active Income Fund with a certain degree of protection against rises in interest rates, although the Active Income Fund will participate in any declines in interest rates as well.

        The Active Income Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

        High Yield Securities. The Active Income Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

        The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

        The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Active Income Fund defaults, the Active Income Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Active Income Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

        The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Active Income Fund to value accurately high yield securities or dispose of them. To the extent the Active Income Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Active Income Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Active Income Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Active Income Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Lotsoff Capital Management, the Funds’ investment adviser (the “Adviser”), monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Active Income Fund can meet redemption requests. To the extent that the Active Income Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds. The Active Income Fund may retain a portfolio security whose rating has been changed.

Non-Principal Investment Strategies and Risks Related to One or Both Funds

Illiquid Securities

        Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Lending of Portfolio Securities

        The Micro Cap Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Micro Cap Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Micro Cap Fund an amount equivalent to any dividends or interest paid on such securities, and the Micro Cap Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Micro Cap Fund or the borrower. The Micro Cap Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Micro Cap Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Micro Cap Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

        Each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Fund’s net assets at the time of borrowing. For example, a Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. A Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets. As required by the 1940 Act, a Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Money Market Instruments

        Each Fund may invest in cash and money market securities. A Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        Each Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investments policies.

        Each Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Rights and Warrants

        Each Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Derivatives

        The Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. Both of the Funds may invest in derivatives for hedging purposes. The Active Income Fund will also invest in derivatives for speculative purposes. The Micro Cap Fund will not invest more than 15% of the value of its total assets in derivative securities. The Active Income Fund is not subject to this limitation.

        Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

        Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

        Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

        Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if a Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

        Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. Each Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Options on Securities

        An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

        One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

        Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

        To terminate its obligation on a call which it has written, a Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because a Fund retains the premium received. All call options written by a Fund must be “covered.” For a call to be “covered”: (a) a Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) a Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

        When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. A Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and a Fund will lose its premium payment and the right to purchase the related investment.

        Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits a Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

        When a Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because a Fund retains the premium received. All put options written by a Fund must be “covered.” For a put to be “covered”, a Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

        The Active Income Fund may purchase and write (sell) interest rate/debt futures contracts, and may purchase put and call options and write call options on interest rate/debt futures contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An interest rate/debt futures contract obligates the Active Income Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

        A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Funds will maintain cash or liquid securities sufficient to cover their obligations under each futures contract into which they enter.

        Successful use of interest rate/debt futures contracts and options on interest rate/debt futures contracts by the Active Income Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Active Income Fund uses futures to hedge against the possibility of a decline in the market value of debt instruments held in its portfolio and the prices of such securities instead increase, the Active Income Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Active Income Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Active Income Fund may have to sell such securities at a time when it may be disadvantageous to do so.

        The Micro Cap Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

        When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Some futures and options strategies tend to hedge a Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of a Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. Each Fund may engage in related closing transactions with respect to options on futures contracts. Each Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

        The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        When a Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        Each Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

        Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Special Risks of Hedging Strategies

        Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, a Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Real Estate Investment Trusts

        A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

        REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Foreign Securities

        Each of the Funds may invest in securities of foreign issuers. Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities. As an operating policy, the Micro Cap Fund may only purchase securities of foreign issuers and ADRs and ADSs up to a maximum of 15% of the value of its total net assets, and the Active Income Fund may invest up to 15% of its total assets in bonds issued by foreign issuers that are U.S. dollar-denominated and up to 5% of its total assets in bonds of foreign issuers denominated in foreign currencies.

        The Active Income Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Active Income Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

        The value of the Funds’ foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Funds’ income without providing a tax credit for the Funds’ shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Limitations on Options and Futures

        Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Non-Principal Investment Strategies and Risks Specific to the Active Income Fund

Convertible Securities

        The Active Income Fund may invest in convertible debt securities. The Active Income Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

Duration and Portfolio Maturity

        The Active Income Fund invests without regard to maturity or duration limitations. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Active Income Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Adviser will adjust the duration and maturity of the Active Income Fund’s portfolio based on the Adviser’s interest rate outlook.

Swaps

        A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives”. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

        Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Active Income Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

        An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

        The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Active Income Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Reverse Repurchase Agreements

        The Active Income Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.” Under a reverse repurchase agreement, the Active Income Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Active Income Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Active Income Fund may decline below the price of the securities it is obligated to repurchase.

When Issued and Delayed-Delivery Securities

        To ensure the availability of suitable securities for its portfolio, the Active Income Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Active Income Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The Active Income Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Active Income Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Active Income Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Active Income Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

U.S. Government Securities

        The Active Income Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Active Income Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

        Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”) are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Inflation-Indexed Bonds

        The Active Income Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Active Income Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

        The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed Securities and Other Asset-Backed Securities

        The Active Income Fund may invest in mortgage-backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

        Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

        The Government Agency Mortgage-Backed Securities in which the Active Income Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

        Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

        Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

        Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

        Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

        Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

        Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

        The Active Income Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

        Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Active Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

        Stripped Mortgage-Backed Securities. The Active Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Active Income Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Active Income Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

        There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Active Income Fund’s portfolio and therefore in the NAV of the Active Income Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

        Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

        Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

        Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Active Income Fund to experience difficulty in valuing or liquidating such securities.

        Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Active Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Active Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

        Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Active Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

        No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust’s Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Active Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Mortgage Dollar Rolls

        The Active Income Fund may enter into mortgage “dollar rolls” in which the Active Income Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Active Income Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Active Income Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a dollar roll for which there is an offsetting cash or liquid security position. The Active Income Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Active Income Funds’ borrowings and other senior securities.

Foreign Currency Transactions

        The Active Income Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts). The Active Income Fund may enter into foreign currency transactions for any purpose consistent with the Fund’s investment objectives, such as seeking opportunities for income and capital gains.

        A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        Although the Active Income Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Active Income Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Active Income Fund at one rate, while offering a lesser rate of exchange should the Active Income Fund desire to resell that currency to the dealer.

        The Active Income Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

        Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Active Income Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Active Income Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Active Income Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Active Income Fund’s investments exactly over time.

PORTFOLIO TURNOVER

        The portfolio turnover rate of the Micro Cap Fund may vary significantly from year to year, but as indicated in the Prospectus, it is anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not significantly exceed 100%. A turnover rate of 100% would result in higher transaction costs (such as brokerage commissions or markups or markdowns), which the Micro Cap Fund would have to pay, and would increase realized gains (or losses) to investors, which would likely lower the Micro Cap Fund’s after-tax performance.

        The Active Income Fund will engage in short-term trading, which will likely result in the Active Income Fund’s portfolio turnover exceeding 100% per year. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Active Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Active Income Fund’s after-tax performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Funds maintain written policies and procedures (as described below) regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds’ Chief Compliance Officer will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

        The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Trustees any such unusual trading in shares of the Funds.

        There may be instances where the interests of the shareholders of the Funds respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure. The Funds do not receive any compensation for providing information about their portfolio holdings.

Fund Service Providers

        The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio holdings. As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Funds’ administrator, independent registered public accountants and custodian.

Rating and Ranking Organizations

        The Funds’ Board of Trustees has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

U.S. Bancorp Fund Services, LLC Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.

        The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds’ shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other shareholders of the Funds. However, the Funds will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Funds receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

Availability of Information

        The Funds publish their top ten positions at the end of each calendar quarter in their Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge, and can be obtained by calling 1-877-568-7633.

MANAGEMENT

Management Information

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, age, address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Margaret A. Cartier, CPA	Trustee	Served since	Sole proprietor of Margaret	2	None
c/o Lotsoff Capital		2003	Cartier, CPA (provider of
Management Investment			financial advisory services)
Trust			since January 2003; Managing
20 North Clark Street			Director of American Express
34th Floor			Tax and Business Services
Chicago, Illinois 60602			from 1999 to January 2003;
Age: 61			and Partner at Altschuler,
Melvoin and Glasser LLP from
1971 to 2002.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jack Forstadt	Trustee	Served since	Adjunct Professor at Lake	2	None
c/o Lotsoff Capital		2003	Forest Graduate School of
Management Investment			Management since 2000; and a
Trust			Member and a Partner at
20 North Clark Street			PricewaterhouseCoopers from
34th Floor			1967 to 2000.
Chicago, Illinois 60602
Age: 61
Herbert F. Horwich, CFA	Trustee	Served since	Adjunct Professor, DePaul	2	None
c/o Lotsoff Capital		2005	University since 1992.
Management Investment
Trust
20 North Clark Street
34th Street
Chicago, Illinois
					60602
Age: 80
DeVerille A. Huston	Trustee	Served since	Partner, Sidley Austin Brown	2	None
c/o Lotsoff Capital		2004	& Wood; retired July 15,
Management Investment			2002.
Trust
20 North Clark Street
34th Floor
Chicago, Illinois 60602
Age: 59

	Interested Trustees and Officers
Seymour N. Lotsoff, CFA	President and	Served since	Chief Executive Officer of	2	None
20 North Clark Street	Trustee	2003	the Adviser since 1981.
34th Floor
Chicago, Illinois 60602
Age: 70
Margaret M. Baer	Secretary,	Served since	Managing Director and Chief	2	None
20 North Clark Street	Treasurer and	2003	Administrative Officer of
34th Floor	Trustee		the Adviser since 1992.
Chicago, Illinois 60602
Age: 39
Donna J. Noble	Chief	Served since	Chief Compliance Officer	N/A	N/A
20 North Clark Street	Compliance	2004	for Lotsoff Capital
34th Floor	Officer		Management since 2004;
Chicago, Illinois 60602			Vice President & Compliance
Age:36			Manager for Goldman Sachs
			Asset Management from
			2001-2004; Senior
			Compliance Manager for Banc
			One Securities Corporation
			from 1997-2001.

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Mr. Lotsoff and Ms. Baer are considered interested Trustees of the Trust within the meaning of the 1940 Act because of their affiliation with the Adviser.

Audit Committee

        The Trust’s Board of Trustees has created an audit committee whose members consist of Ms. Cartier, Mr. Forstadt, Mr. Horwich and Ms. Huston, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The audit committee met twice during the fiscal year ended September 30, 2006.

        The Trust’s Board of Trustees has no other committees.

Compensation

        The Trust’s standard method of compensating the non-interested Trustees is to pay each such Trustee an annual retainer of $4,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal year ended September 30, 2006 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Margaret A. Cartier	$6,750	$6,750
Jack Forstadt	$6,750	$6,750
DeVerille A. Huston	$6,750	$6,750
Herbert F. Horwich (1)	$6,000	$6,000
Interested Trustees
Seymour N. Lotsoff	$0	$0
Margaret M. Baer	$0	$0

(1) Mr. Horwich was elected as a Trustee on November 18, 2005.

Proxy Voting Policy

        Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

        The Trust has delegated proxy voting decisions on securities held in the Funds’ portfolios to the Adviser. The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures. The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review. The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Funds’ investments. The Adviser will likely vote against any management proposals that the Adviser believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Funds.

        The discussion that follows sets forth the Adviser’s proxy voting policies and procedures regarding specific types of proposals.

        Proposals Respecting Business Operations. Generally, the Adviser will vote proxies in favor of proposals that are standard and involve necessary aspects of business operations unless the Adviser’s analysis of the proposal indicates that the proposal is not in the best interests of the Fund in question as a shareholder of the company. Among factors that the Adviser will consider in reviewing these proposals include the financial performance of the company, the attendance and independence of the company’s board members and committees and the company’s enforcement of strict accounting practices. By way of example, proposals respecting standard business operations include the following:

•	Name changes;

•	Election of directors;

•	Ratification of auditors;

•	Maintaining current levels of directors’ indemnification and liability;

•	Increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interests; and

•	Employee stock purchase or ownership plans.

        Proposals Respecting Changes in Status. The Adviser will vote proxies on proposals that change the status of the company, its individual securities or the ownership status of the securities in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund in question. By way of example, proposals respecting changes in status include the following:

•	Mergers, acquisitions, restructurings;

•	Reincorporations; and

•	Changes in capitalization.

        Proposals Respecting Shareholder Democracy. Generally, the Adviser will vote proxies against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. By way of example, this would include proposals endorsing or facilitating:

•	Increased indemnification protections for directors or officers;

•	Certain Supermajority Requirements;

•	Unequal voting rights;

•	Classified boards;

•	Cumulative voting;

•	Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interests; and

•	Authorization to change state of incorporation if intention appears to disfavor the economic interest of the shareholders.

        Generally, the Adviser will vote proxies in favor of any proposal that maintains or expands shareholder democracy. By way of example, this would include proposals that require:

•	Annual elections;

•	Independent directors;

•	Confidential voting; and

•	Shareholder approval for:
•	Elimination of cumulative voting or preemptive rights; or
•	Reclassification of company boards.

        Proposals Respecting Compensation. The Adviser will vote proxies on proposals respecting compensation in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund in question. The Adviser believes that reasonable compensation is appropriate for directors, executives and employees, and that compensation should be used to align the interests of the involved parties with the long-term financial success of the company, but that compensation should not be excessive. Among the factors that the Adviser will consider are the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.

        Proposals Respecting Social, Environmental and Other Such Matters. The Adviser will vote proxies on proposals respecting social, environmental and issues of conscience impacting the business conduct of a company in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund in question.

        If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund in question and its shareholders on the one hand and the interests of the Adviser, the Fund’s distributor or any affiliate of the Fund, the Adviser or the Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Fund; (iii) fully disclose the material facts regarding the conflict and seek the Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Fund in question and not the product of any material conflict.

Code of Ethics

        Each of the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

Dollar Range of Trustee Share Ownership

        The following table sets forth the dollar range of equity securities of the Micro Cap Fund and the Active Income Fund beneficially owned by each trustee as of December 31, 2006.

Name	Dollar Range of Equity Securities in the Micro Cap Fund	Dollar Range of Equity Securities in the Active Income Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
Interested Directors
Seymour N. Lotsoff	Over $100,000	None	Over $100,000
Margaret M. Baer	$10,001-$50,000	None	$10,001-$50,000
Independent Directors
Margaret A. Cartier	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Jack Forstadt	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000
DeVerille A. Huston	$10,001-$50,000	None	$10,001-$50,000
Herbert F. Horwich	None	None	None

* The Funds form a “Family of Investment Companies” as defined in the 1940 Act and are the only funds in the Family of Investment Companies.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

        Set forth below are the names and addresses of all holders of the Micro Cap Fund’s shares and the Active Income Fund’s shares who as of December 31, 2006 beneficially owned more than 5% of the Funds’ then outstanding shares.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Micro Cap Fund
Genworth Financial Trust Company	12,134,673	99.7%
FBO Genworth Financial Asset Management
FBO Their Mutual Clients
3200 North Central Ste 612
Phoenix, Arizona 85012
Active Income Fund
Genworth Financial Trust Company	10,128,656	99.9%
FBO Genworth Financial Asset Management
FBO Their Mutual Clients
3200 North Central Ste 612
Phoenix, Arizona 85012

        Genworth Financial Trust Company, which was organized under the laws of the state of Arizona, controls the Micro Cap Fund, the Active Income Fund and the Trust since it owns sufficient shares of the Micro Cap Fund and the Active Income Fund to approve or disapprove all matters brought before shareholders of the Trust, including the election of Trustees of the Trust. A significant redemption by Genworth Financial Trust Company could affect each Fund’s liquidity and the future viability of the Fund. Genworth Financial Trust Company is a registered investment advisor providing advisory services to a variety of individual and institutional clients. The Funds are offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of each of the Funds at any time.

        The Trust does not control any person. As of December 31, 2006, all officers and Trustees of the Micro Cap Fund beneficially owned less than 1% of the Micro Cap Fund as a group. As of December 31, 2006, all officers and Trustees of the Active Income Fund beneficially owned less than 1% of the Fund as a group.

THE ADVISER AND THE ADMINISTRATOR

The Adviser

        The Adviser, Lotsoff Capital Management, is the investment adviser to the Funds. Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu are each senior partners of the Adviser and collectively control the Adviser. Mr. Lotsoff’s positions with the Trust are described above under the caption “Management – Management Information”. Messrs. Levey and Bossu are not employees, officers or Trustees of the Trust.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

        Under the investment advisory agreement for the Micro Cap Fund and the Active Income Fund (collectively, the “Advisory Agreements”), the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, pays the salaries and fees of all officers and Trustees of the Funds (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds’ Service and Distribution Plan, if any. For the foregoing, the Funds pay the Adviser a monthly fee based on a Fund’s average daily net assets at the annual rate of 0.95% for the Micro Cap Fund and 0.55% for the Active Income Fund.

        The Funds pay all of their expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing their registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering their shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The Adviser is contractually obligated to reimburse the Micro Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year.

        With respect to the Active Income Fund, the Adviser is contractually liable for the aggregate expenses of every character incurred by the Fund in any given fiscal year (excluding the investment advisory fee (0.55% per annum of the average net assets of the Fund) of the Adviser and all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items), but only the extent that fund operating expenses exceed 0.45% of the average NAV of the Fund in any given year and are less than or equal to 1.00% of the average NAV of the Fund in any given year. Accordingly, the Active Income Fund is liable for its fund operating expenses in excess of 1.00% of the average NAV of the Fund in a given fiscal year; provided, that in the event the fund operating expenses in such fiscal year exceed 2.00% of the average NAV of the Fund for such year, as determined by valuations made as of the close of each business day of such year, then the Adviser shall reimburse the Fund for such excess.

b-36

        Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the Funds by reduction of the Adviser’s fee, subject to later adjustment during the remainder of the Funds’ fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Funds for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. The Funds monitor their expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Funds exceeds the expense limitation, the Funds create an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Funds’ fiscal year if accrued expenses thereafter fall below this limit.

        Each Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

        The Advisory Agreements provide that the Adviser shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements also provide that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        For services provided by the Adviser under the investment advisory agreement for the Micro Cap Fund for the fiscal years ended September 30, 2006, 2005 and 2004, the Micro Cap Fund paid the Adviser fees of $986,079, $643,552 and $376,956, respectively.

        For services provided by the Adviser under the investment advisory agreement for the Active Income Fund for the fiscal year ended September 30, 2006, the Active Income Fund paid the Adviser fees of $293,317. During such fiscal year the Adviser reimbursed the Active Income Fund $13,478 for excess expenses.

The Administrator, Fund Accountant and Transfer Agent

        UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Funds, subject to the overall supervision of the Trust’s Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Funds. UMBFS’ services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Funds’ books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds’ fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Funds’ annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds’ income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds’ compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Funds and the status of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gain distributions; calculating daily NAVs for the Funds based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

        For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $90,000, plus out-of-pocket expenses.

        The Administration Agreement provides that UMBFS shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

        For administration and fund accounting services provided by UMBFS under the Administration Agreement for the fiscal years ended September 30, 2006, 2005 and 2004, the Micro Cap Fund paid UMBFS fees of $124,557, $87,457 and $63,463, respectively.

        For administration and fund accounting services provided by UMBFS under the Administration Agreement for the fiscal year ended September 30, 2006, the Active Income Fund paid UMBFS fees of $80,527.

        UMBFS also acts as the Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee per Fund, per month of $1,500.

        UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent company of the Funds’ custodian.

Custodian

        UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Funds’ custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities. The Funds pay a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $750 per month minimum fee per Fund.

Distributor

        UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Street, Milwaukee, Wisconsin 53233 acts as distributor for the Funds. The Distributor offers shares of the Funds on a continuous basis, reviews advertisements of the Funds and act as liaison for the Funds’ broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Funds.

        The Micro Cap Fund paid no fees to the Distributor for its fiscal year ended September 30, 2006.

        The Active Income Fund paid no fees to the Distributor for its fiscal year ended September 30, 2006.

PORTFOLIO MANAGERS

        The sole investment adviser to the Funds is Lotsoff Capital Management. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Micro Cap Fund
Joseph N. Pappo	--	12	5,289	--	--	--
	$--	$501,998,924	$2,860,561,953	$--	$--	$--
Donald W. Reid	--	12	5,289	--	--	--
	$--	$501,998,924	$2,860,561,953	$--	$--	$--

Active Income Fund
Rommel Badilla	--	1	--	--	1	--
	$--	$7,846,589	$--	$--	$7,846,589	$--
Yuri Balasanov	--	1	--	--	1	--
	$--	$7,846,589	$--	$--	$7,846,589	$--
Stephen Kroah	--	4	12	--	1	4
	$--	$119,622,337	$1,285,943,788	$--	$7,846,589	$179,285,251
Bruce Liegel	--	2	--	--	2	--
	$--	$186,956,107	$--	$--	$186,956,107	$--
K.C. Nelson	--	1	--	--	1	--
	$--	$1,964,924	$--	$--	$1,964,924	$--
Sean Powers	--	2	--	--	2	--
	$--	$186,956,107	$--	$--	$186,956,107	$--

        The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2006. There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Funds and other accounts.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Micro Cap Fund
Joseph N. Pappo	Salary	Lotsoff Capital	Mr. Pappo’s salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Funds or on the value of the assets
held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Pappo is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on the
profitability of the equity operations of
Lotsoff Capital Management.
Donald W. Reid	Salary	Lotsoff Capital	Mr. Reid’s salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Funds or on the value of the assets
held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Reid is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on the
profitability of the equity operations of
Lotsoff Capital Management.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Active Income Fund
Rommel Badilla	Salary	Lotsoff Capital	Mr. Badilla’s salary is determined on an
	(paid in cash)	Management	annual basis, and it is a fixed amount
throughout the year. It is not based on the
performance of the Funds or on the value of
the assets held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Badilla is eligible to receive a
	(paid in cash)	Management	discretionary bonus based on his performance.
Yuri Balasanov	Salary	Lotsoff Capital	Mr. Balasanov’s salary is determined on an
	(paid in cash)	Management	annual basis, and it is a fixed amount
throughout the year. It is not based on the
performance of the Funds or on the value of
the assets held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Balasanov is eligible to receive a
	(paid in cash)	Management	discretionary bonus based on his performance.
Stephen Kroah	Salary	Lotsoff Capital	Mr. Kroah’s salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Funds or on the value of the assets
held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Kroah is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on the
profitability of Lotsoff Capital Management.
Bruce Liegel	Salary	Lotsoff Capital	Mr. Liegel’s salary is determined on an
	(paid in cash)	Management	annual basis, and it is a fixed amount
throughout the year. It is not based on the
performance of the Funds or on the value of
the assets held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Liegel is eligible to receive a
	(paid in cash)	Management	discretionary bonus based on his performance.

K.C. Nelson	Salary	Lotsoff Capital	Mr. Nelson’s salary is determined on an
	(paid in cash)	Management	annual basis, and it is a fixed amount
throughout the year. It is not based on the
performance of the Funds or on the value of
the assets held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Nelson is eligible to receive a
	(paid in cash)	Management	discretionary bonus based on his performance.
Sean Powers	Salary	Lotsoff Capital	Mr. Powers’ salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Funds or on the value of the assets
held in the Funds’ portfolios.
	Bonus	Lotsoff Capital	Mr. Powers is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on the
profitability of Lotsoff Capital Management.

        The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of December 31, 2006.

Name of Portfolio Managers	Dollar Range of Equity Securities of Micro Cap Fund	Dollar Range of Equity Securities of Active Income Fund
Micro Cap Fund
Joseph N. Pappo	$50,001-$100,000	N.A.
Donald W. Reid	None	N.A.
Active Income Fund
Rommel Badilla	N.A.	None
Yuri Balasanov	N.A.	None
Stephen Kroan	N.A.	None
Bruce Liegel	N.A.	None
K.C. Nelson	N.A.	None
Sean Powers	N.A.	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

        Under the Advisory Agreements, the Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreements.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Funds at prices that include underwriting fees.

        In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreements solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

        During the fiscal year ended September 30, 2006, the Micro Cap Fund paid brokerage commissions of $514,312 on transactions having a market value of $192,854,209. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2005, the Micro Cap Fund paid brokerage commissions of $282,813 on transactions having a market value of $118,208,945. During the fiscal year ended September 30, 2004, the Micro Cap Fund paid brokerage commissions of $336,742 on transactions having a market value of $96,435,486.

        During the fiscal year ended September 30, 2006, the Active Income Fund paid no brokerage commissions.

NET ASSET VALUE

        The NAV of the Funds will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        A Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

        In determining the NAV of a Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by a Fund are valued at the average of the quoted bid and asked prices in the OTC market.

        Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

        The Active Income Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Active Income Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

        Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing NAV, the Active Income Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Active Income Fund’s NAV. It is currently the policy of the Active Income Fund that events affecting the valuation of the Active Income Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

        Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Active Income Fund’s NAV is not calculated. When determining NAV, the Active Income Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Active Income Fund that events affecting the valuation of the Active Income Fund’s securities occurring between the time its NAV is determined and the close of the NYSE, if material, may be reflected in such NAV.

        The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Funds permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

TAXES

General

        The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Fund in question would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund in question.

        Net investment income includes interest and dividend income, less expenses. Dividends from the Micro Cap Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. With respect to the Active Income Fund, ordinarily, all dividends and distributions from the Active Income Fund will be treated as ordinary income or loss, due to the “mark to market” election discussed below. Dividends and distributions are taxable to shareholders whether received in cash or in additional shares. In the case of corporate shareholders, dividends from a Fund’s net investment income will qualify for the 70% dividends-received deduction, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Mark to Market Election

        The Active Income Fund will elect as a trader in securities and commodities to mark to market its portfolio securities held at the end of each taxable year. Under this election, the Active Income Fund’s income subject to taxation in any year will be equivalent to its economic results for such year. The mark to market rules require a trader making the election to recognize gain or loss with respect to the securities held in connection with its trade or business of trading in securities at the end of each taxable year as if the trader sold the securities for their fair market value on the last business day of the taxable year. Any gain or loss on the Active Income Fund’s portfolio securities will be treated as ordinary income or loss.

Back-up Withholding

        Federal law requires each Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

Foreign Taxes

        The Active Income Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Active Income Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Active Income Fund’s total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Active Income Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Active Income Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Active Income Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his or her allocable share of such taxes paid by the Active Income Fund and will be entitled, subject to certain limitations, to credit his or her portion of these foreign taxes against his or her U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her foreign source taxable income.

        If the pass through election described above is made, the source of the Active Income Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Active Income Fund.

        Each shareholder will be notified within 60 days after the close of the Active Income Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Active Income Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the Active Income Fund’s dividends and distributions that represent income derived from foreign sources.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

        The Trust will issue new shares of a Fund at the Fund’s most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of the Funds under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

        Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), Standard & Poor’s Corporation (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

        A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

        Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

—	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation; and

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

        “AAA” This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

        “AA” Debt rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

        “A” An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        “BBB” An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

        Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        “BB” — Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-“rating.

        “B” — Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-“rating.

        “CCC” — Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

        “CC” — Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

        “C” — Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        “CI” — The rating “CI” is reserved for income bonds on which no interest is being paid.

        “D” — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Moody’s Long-Term Debt Ratings. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        “Aaa” Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        “Aa” Bonds which are “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

        “A” Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        “Baa” Bonds which are rated “Baa” are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        “Ba” Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        “B” Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        “Caa” Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        “Ca” Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        “C” Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP, 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202-3824, has been appointed by the Board of Trustees to serve as the Funds’ independent registered public accounting firm.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	(1)	Certificate of Trust. (1)

(2)	Certificate of Amendment to Certificate of Trust. (4)

(3)	Agreement and Declaration of Trust. (4)

(b)	Bylaws. (4)

(c)	See relevant portions of Certificate of Trust (as amended), Agreement and Declaration of Trust (as amended) and Bylaws (as amended).

(d)	(1)	Investment Advisory Agreement with Lotsoff Capital Management (respecting Lotsoff Capital Management Micro Cap Fund). (2)

(2)	Investment Advisory Agreement with Lotsoff Capital Management (respecting Lotsoff Capital Management Active Income Fund). (4)

(3)	Fee Waiver and Reimbursement Agreement with Lotsoff Capital Management (respecting Lotsoff Capital Management Active Income Fund). (5)

(e)	Distribution Agreement with UMB Distribution Services, LLC. (2) Amended Schedule A thereto. (5)

(f)	None.

(g)	Custodian Agreement with UMB Bank, n.a. (2) Amended Appendix B thereto. (5)

(h)	(1)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (2) Amended Schedule A thereto. (5)

(2)	Transfer Agency Agreement with UMB Fund Services, Inc. (2) Amended Schedule A thereto. (5)

(i)	Opinion of Foley & Lardner LLP.

(j)	Consent of Deloitte & Touche LLP.

(k)	None.

(l)	Form of Subscription Agreement. (1)

(m)	None.

(n)	None.

(p)	(1)	Code of Ethics of Registrant. (3)

(2)	Code of Ethics of Lotsoff Capital Management. (4)

    (1)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on August 29, 2003 and its accession number is 0000897069-03-000985.

    (2)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on October 30, 2003 and its accession number is 0000897069-03-001284.

    (3)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on December 2, 2004 and its accession number is 0000897069-04-002075.

    (4)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on June 24, 2005 and its accession number is 0000897069-05-001563.

    (5)        Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on September 27, 2005 and its accession number is 0000897069-05-002297.

Item 24.	Persons Controlled by or under Common Control with Registrant

        Registrant is controlled by GE Financial Trust Company, FBO Omnibus GE Private Asset Management, Inc. Information respecting GE Financial Trust Company is incorporated herein by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933. Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.	Indemnification

        Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

s-2

Item 26.	Business and Other Connections of Investment Adviser

        Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.	Principal Underwriters

        (a)     UMB Distribution Services, LLC currently serves as the principal underwriter of the shares of Access Capital Strategies Community Investment Fund, Inc., Adelante Funds, Columbus Funds, Inc., ,Cheswold Lane Funds, Nakoma Mutual Funds, SPARX Funds Trust, The Marsico Investment Fund, Green Century Funds, and UMB Scout Funds.

        (b)     The principal business address of UMB Distribution Services, LLC, the Registrant’s distributor, is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301. To the best of the Registrant’s knowledge, the following are the members and officers of UMB Distribution Services, LLC:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Peter Hammond	President	None
Christine L. Mortensen	Treasurer	None
Constance Dye Shannon	Secretary, Chief Compliance Officer	None

        (c)     The total commissions and other compensation received by UMB Distribution Services, LLC, directly or indirectly, from the Registrant during the fiscal year ended September 30, 2006 is as follows:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	$0

Item 28.	Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of: UMB Fund Services, Inc., the Registrant’s administrator, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53223-2301; UMB Distribution Services, LLC, the Registrant’s distributor, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53223-2301; and UMB Bank, n.a., the Registrant’s custodian, 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106.

Item 29.	Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.	Undertakings

        Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 17 day of January, 2007.

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST
(Registrant)
By: /s/ Seymour N. Lotsoff
Seymour N. Lotsoff, President

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ Seymour N. Lotsoff	President (Principal Executive Officer)	January 17, 2007
Seymour N. Lotsoff	and Trustee
/s/ Margaret A. Cartier	Trustee	January 18, 2007
Margaret A. Cartier
/s/ Herbert F. Horwich	Trustee	January 17, 2007
Herbert F. Horwich
/s/ Jack Forstadt	Trustee	January 29, 2007
Jack Forstadt
/s/ DeVerille A. Huston	Trustee	January 29, 2007
DeVerille A. Huston
/s/ Margaret M. Baer	Secretary, Treasurer (Principal Financial	January 17, 2007
Margaret M. Baer	and Accounting Officer) and Trustee

Signature Page

EXHIBIT INDEX

Exhibit No.	Exhibit

(a)	(1)	Certificate of Trust. *

(2)	Certificate of Amendment to Certificate of Trust. *

(3)	Agreement and Declaration of Trust. *

(b)	Bylaws. *

(c)	See relevant portions of Certificate of Trust (as amended), Agreement and Declaration of Trust (as amended) and Bylaws (as amended).

(d)	(1)	Investment Advisory Agreement with Lotsoff Capital Management (respecting Lotsoff Capital Management Micro Cap Fund). *

(2)	Investment Advisory Agreement with Lotsoff Capital Management (respecting Lotsoff Capital Management Active Income Fund). *

(3)	Fee Waiver and Reimbursement Agreement with Lotsoff Capital Management (respecting Lotsoff Capital Management Active Income Fund). *

(e)	Distribution Agreement with UMB Distribution Services, LLC * Amended Schedule A thereto. *

(f)	None.

(g)	Custodian Agreement with UMB Bank, n.a. * Amended Appendix B thereto. *

(h)	(1)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc. * Amended Schedule A thereto. *

(2)	Transfer Agency Agreement with UMB Fund Services, Inc. * Amended Schedule A thereto. *

(i)	Opinion of Foley & Lardner LLP.

(j)	Consent of Deloitte & Touche LLP.

(k)	None.

(l)	Form of Subscription Agreement. *

(m)	None.

(n)	None.

(p)	(1)	Code of Ethics of Registrant. *

(2)	Code of Ethics of Lotsoff Capital Management. *

* Filed previously.